UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1, 2024

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being furnished to correct the book value per share as of June 30, 2024, included with the Form 8-K furnished by Quaint Oak Bancorp, Inc. (the “Company”) on August 1, 2024.

Item 2.02        Results of Operations and Financial Condition

On August 1, 2024, the Company furnished a Form 8-K that included a press release reporting its financial results for the period ended June 30, 2024 (the “Press Release”). In the Press Release issued August 1, 2024, under the table heading “Per Common Share Data,” the book value per share, end of period, was stated as $17.54 at the three and six months ended June 30, 2024. The correct figure should be $19.54.

Set forth below is the corrected book value per share, end of period in the Per Common Share Data table from the Press Release.

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Per Common Share Data:	(Unaudited)		(Unaudited)
Book value per share, end of period	$19.54	$18.91	$19.54	$18.91

Except as specifically set forth herein, this Form 8-K/A does not amend or update any other information contained in the Company’s Form 8-K furnished August 1, 2024. This Form 8-K/A should be read together with the Company’s Form 8-K furnished August 1, 2024.

Item 9.01        Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibit is included with this Report:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: August 2, 2024
	By:	/s/John J. Augustine
John J. Augustine
Executive Vice President and Chief Financial Officer

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